Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.2863%



        Excess Protection Level
          3 Month Average  7.66%
          April, 2001  7.53%
          March, 2001  8.04%
          February, 2001  7.42%


        Cash Yield                                  19.61%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.11%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,425,622,873.29